Exhibit 99.2



TABLE OF CONTENTS

Operating Highlights	2
Anadarko Basin	4
Uinta Basin	16
Williston Basin	19
Eagle Ford	20
Guidance	21
Hedge Summaries	23

NEWFIELD

@NFX

Operating Update – Third Quarter 2013

November 4, 2013

@NFX is periodically published to keep stockholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

Third Quarter 2013 Operating Highlights

OPERATING HIGHLIGHTS:

- 3Q13 domestic liquids production increased 9% over 2Q13. Liquids comprised about half of 3Q13 domestic production.
- Announced *NEW* "STACK" play. 3Q13 average net production from the Anadarko Basin was up 5,000 BOEPD over 2Q13 and averaged 22,200 BOEPD. 2013e net production in the Anadarko Basin was raised to 7.3 MMBOE.
- YTD SXL well costs in the Williston Basin average $8.7 million gross, including ~$0.8 million in facilities and artificial lift. Total 2013e production in the Williston moved higher to 4.4 MMBOE, up more than 40% Y-o-Y.
- Eagle Ford SXL (7,500') well costs YTD are $7.3 million gross, including ~$0.3 million in facilities. Recent SXL completions will contribute to 12,200 BOEPD avg. for 4Q13.
- Record well in the Uinta Basin – Patterson Wasatch XL (3,200' lateral) well IPs at more than 2,200 BOEPD gross. The first Wasatch SXL will spud in 4Q13. Recent SXL wells in Uteland Butte IP at nearly 1,700 BOEPD gross. Uinta Basin expected to produce 8.4 MMBOE in 2013, up 8% Y-o-Y.
- Signed agreement to sell Malaysian business for $898 million with expected closing in early 2014.

PRODUCTION, CAPITAL AND LIQUIDITY:

2013 estimated net production increased for second time this year to approximately 48 MMBOE (previous guidance 46 – 47 MMBOE).

2013 capital investments to total about $2 billion including the previously announced Anadarko Basin acquisition and excluding capitalized internal costs. In 3Q13, we invested $584 million ($431 million in continuing operations, $62 million in acquisitions and $91 million in discontinued operations).

At September 30, 2013, we had an outstanding balance of $440 million on our $1.4 billion credit facility.

Following Board of Directors' approval, we plan to provide 2014-16 guidance before year-end 2013. Newfield today reiterated its corporate level growth and capital investment forecasts disclosed in its current "three-year plan" (2013-15), which was issued in February 2013.

NET AVG. PRODUCTION BY REGION (BOEPD)

	2Q13	3Q13
Rockies	34,380	36,500
Mid-Cont.	60,220	60,850
Gulf Coast	15,050	15,380
Int'l	19,840	18,140
TOTAL	**129,490**	**130,870**

OPERATED RIGS BY AREA

	2Q13	3Q13
Uinta	6	6
Anadarko	7	7
Williston	4	4
Eagle Ford	2	1
TOTAL	**19**	**18**

NEWFIELD

Production by Area

NET AVG. PRODUCTION BY AREA (BOEPD)			
	2Q13	3Q13	4Q13e
Uinta	22,500	23,100	24,900
Anadarko**	17,200	22,200	25,800
Williston	11,800	13,400	13,500
Eagle Ford	7,500	8,200	12,200
TOTAL	59,000	66,900	76,400

"In February 2013, we presented a three-year plan. Today, we have year one largely behind us and we have even greater confidence in our ability to hit our *corporate* level targets. In doing so, we intend to double liquids production from our four key plays by the end of 2015."

– Lee K. Boothby



MBOEPD (net)
120
100
80
60
40
20
0
Eagle Ford
Williston
Anadarko**
Uinta
37
50.9
59.0
66.9
76.4
>80.0
100
16%
13%
14%
2014-16 production and capital guidance by area to be disclosed before YE13, following Board approval
1Q12* 2Q12* 3Q12* 4Q12* 1Q13 2Q13 3Q13 4Q13e 1Q14e 2Q14e 2H14e 2015e

*Excludes Production from Assets Sold

**Includes SCOOP and STACK; Excludes Granite Wash

NEWFIELD

NFX Mid-Continent

Anadarko Basin

EXECUTION

- *Proven operating team*
- *Track record of value creation*
- *More than a decade of experience in Oklahoma*

INVENTORY

- *>225,000 net acres*
- *Multiple pay horizons*
- *Decade-plus of drilling inventory*

GROWTH

- *~175% YoY production growth*
- *2012-15 prod. CAGR: 88%*
- *Extensive resource & inventory*

FAVORABLE ENVIRONMENT

- *Existing field infrastructure*
- *Attractive commodity markets*
- *Reasonable regulatory environment*

What is STACK?

- It is a "new" oil resource play
  - *STACK combines the Meramec and Woodford Shales*
  - *Meramec is 275' – 475' thick*
  - *We are developing ~700' of oil saturated column*
  - *>225,000 net acres in the Anadarko Basin*

- It combines multiple, "stacked" geologic horizons
  - *We have more than 170,000 net acres prospective for the Woodford*
  - *We have more than 150,000 net acres prospective for the Meramec*

- It provides compelling economics today… and room for efficiency improvements
  - *EUR range: 800 – 1,000 MBOE/well*
  - *70% Liquids (40% oil)*
  - *>35% ROR**

NEWFIELD

** $90 oil / $3.50 Gas*

Anadarko Basin: Defining Our Position

>225,000 total net acres:

- >170,000 net acres prospective for the Woodford
- >150,000 net acres prospective for the Meramec



TX
OK



Woodford Plays
STACK
>150,000 net acres
Meramec Play
SCOOP
75,000
DEWEY
BLAINE
LOGAN
CUSTER
CANADIAN
OKLAHOMA
WASHITA
CADDO
CLEVELAND
KIOWA
MCCLAIN
GARVIN
COMANCHE
STEPHENS
TILLMAN
Recent Acreage Acquisition
Legacy NFX Acreage

NEWFIELD

Anadarko Basin Resource

STACK

- Proved concept
- Tested SXL wells in Woodford & Upper Meramec

2014 STACK Plan

- Assess
  - Lower Meramec
  - Development spacing
  - Completion optimization
- HBP Acreage

★ Tested Horizons



North
STACK
SCOOP
South
~ 700' of Oil Saturated Interval
CHESTER SHALE
(Regional Topseal)
Upper
MERAMEC
Lower
SYCAMORE
OSAGE
WOODFORD SHALE – Source Rock
HUNTON

	STACK Meramec	STACK Woodford	SCOOP Woodford
Thickness	275-475'	200-300'	225-350'
Porosity	3-6%	3-7%	3-10%

NEWFIELD

Anadarko Basin Growth Forecast*

NET AVG. QUARTERLY PRODUCTION (BOEPD)			
	3Q13	4Q13e	1Q14e
Oil	5,500	6,600	7,600
Gas	10,200	11,700	14,500
NGLs	6,500	7,500	9,400
Total	22,200	25,800	31,500



MBOEPD (net)
50
40
30
20
10
0
3 Year CAGR = 88%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13e
1Q14e
2Q14e
3Q14e
4Q14e
2015e

*Includes SCOOP and STACK; Excludes Granite Wash

NEWFIELD

STACK


NFX Wells
Bredel 1H-5X NEW
1137 BOEPD (71% Oil)
Kretchmar 1H-2W NEW
1054 IP BOEPD (79% Oil)
Klade 1H-3X
1000 BOEPD (90% Oil)
Brueggen 1H-2X
926 BOEPD (91% Oil)
Okarche 1H-12X NEW
995 BOEPD (84% Oil)
Kremeier 1H-18X NEW
549 BOEPD (95% Oil)
Merveldt 1H-24X NEW
637 BOEPD (68% Oil)
DEWEY
KINGFISHER
BLAINE
PAYNE
LOGAN
CUSTER
CANADIAN
OKLAHOMA

Operated Results YTD:

- 7 producing wells (avg. 93% WI)
- 900 BOEPD IP (83% Oil)
- 597 BOEPD avg. 90-day rate (74% Oil)

	Play Type	WI%	Gross Perforated Interval (ft)	IP-24hr BOEPD*	30-Day Avg. BOEPD*	60-Day Avg. BOEPD*
Klade	Woodford	99%	10,292	1,000	657	521
Brueggen	Woodford	99%	10,272	926	556	646
Merveldt	Woodford	82%	9,904	637	546	-
Okarche	Woodford	88%	10,217	995	795	-
Kretchmar	Meramec	100%	9,930	1,054	788	742
Bredel	Meramec	94%	10,018	1,137	746	606
Kremeier	Meramec	92%	10,175	549	392	-
AVERAGE		**93%**	**10,115**	**900**	**640**	**629**

* Gross Wellhead Production

NEWFIELD

STACK Economics

Depth (ft)		8,000 – 11,000
Lateral Length (ft)		>9,000
2013 Average Working Interest, Play Avg.		94%, 59%
2013 Average Net Revenue Interest, Play Avg.		76%, 48%
Gross Development Well Cost (MM$)		$9 - 13
Operated Drilling Program (Wells TD'd)	2013e	8
EUR Split	Oil	~40%
	NGL	~30%
	Gas	~30%
Economics	ROR	>35%
	Development EUR (MBOE)	800-1,000



Development Type Curve
BOEPD
800
700
600
500
400
300
200
100
0
0
200
400
600
Days Online
STACK Oil (>9,000')

ECONOMIC ASSUMPTIONS

LOE/Well/Month	$9,800/well/month
Tax (% of revenue)	1% for 48 months, 7% thereafter
Fuel Gas	6%
Realized Prices*:	
Oil (% WTI)	95%
Gas (% HH)	80%
NGLs (% WTI)	35%

Assumes $90/Bbl and $3.50/MMbtu
* Includes Gathering and Transportation

NEWFIELD

YTD STACK Wells vs. Type Curve



STACK (7 wells)
BOEPD
800
700
600
500
400
300
200
100
0
0
200
400
600
Days Online
Type Curve (>9,000')
Actuals

NEWFIELD

SCOOP Oil


Sublette 1H-22
1081 BOEPD (52% Oil)
Tina 1H-26X
1855 BOEPD (47% Oil)
Campbell 1H-36X
1431 BOEPD (56% Oil)
Floyd 1H-3X
1068 BOEPD (39% Oil)
Williams 1H-7X
1645 BOEPD (68% Oil)
NEW
Boles 1H-14X
1910 BOEPD (57% Oil)
Hunter 1H-13X
1589 BOEPD (60% Oil)
Anadarko Woodford Activity
NFX Wells
OBO Wells

Highlights:

- ~45,000 net acres in Woodford oil
- Move to pad drilling in 2014
- Recent wells outperforming type curve

Operated Results YTD:

- 7 producing wells (avg. 76% WI)
- 1,511 BOEPD IP (55% Oil)
- 1,194 BOEPD avg. 90-day rate (48% Oil)

NFX Best in Class:

- Boles 1H-14X (79% WI)
  - *Drilled in 38 days (8,000' SXL)*
  - *6 month payout*

	Play Type	WI%	GPI	IP-24hr BOEPD*	30-Day Avg. BOEPD*	60-Day Avg. BOEPD*
Tina	Oil	99%	10,153	1,855	1,305	1,508
Boles	Oil	79%	8,008	1,910	1,466	1,341
Campbell	Oil	90%	9,859	1,431	1,063	1,174
Floyd	Oil	65%	10,132	1,068	737	674
Hunter	Oil	76%	10,170	1,589	1,023	1,162
Sublette	Oil	50%	4,904	1,081	905	833
Williams	Oil	75%	9,672	1,645	-	-
AVERAGE		**76%**	**8,985**	**1,511**	**1,083**	**1,115**

* Gross Wellhead Production

NEWFIELD

SCOOP Wet Gas


Gregory 1H-28
1688 BOEPD (35% Oil)
Mashburn 1H-33
1444 BOEPD (33% Oil)
Branch Pilot
5 New Wells
10,750 BOEPD (25% Oil)
Wilson 1H-3
1168 BOEPD (22% Oil)
Jo Ann 1H-18
1231 BOEPD (11% Oil)
Casados 1H-21X
2127 BOEPD (19% Oil)
Anadarko Woodford Activity
NFX Wells
OBO Wells
Industry Wells

Highlights:

- ~30,000 net acres in Woodford Wet Gas
- Active pad development
- Improved results by reducing perforation cluster spacing (<75')

Operated Results YTD:

- 10 producing wells (avg. 68% WI)
- 1,841 BOEPD avg. IP (34% Oil)
- 1,232 BOEPD avg. 90-day rate (22% Oil)

NFX Best in Class:

- Gregory 5H-28 (39% WI)
  - *Drilled in 26 days (4,900' Lateral)*

	Play Type	WI%	GPI	IP-24hr BOEPD*	30-Day Avg. BOEPD*	60-Day Avg. BOEPD*
Casados	Wet Gas	59%	6,698	2,127	1,795	1,875
Wilson	Wet Gas	57%	4,879	1,168	786	922
Mashburn	Wet Gas	55%	4,886	1,444	537	846
Gregory	Wet Gas	39%	4,879	1,688	1,195	1,216
Jo Ann	Wet Gas	39%	4,894	1,231	995	1,078
Branch Infills**	Wet Gas	89%	7,115	2,150	1,567	1,661
AVERAGE		**68%**	**6,181**	**1,841**	**1,314**	**1,424**

* Gross Wellhead Production

** Average of 5 infill wells

NEWFIELD

SCOOP Economics

		SCOOP Wet Gas	SCOOP Oil
Depth (ft)		14,000 – 16,000	12,000 – 14,000
Lateral Length (ft)		5,000 – 7,500	>9,000
2013 Average Working Interest, Play Avg.		66%, 27%	91%, 47%
2013 Average Net Revenue Interest, Play Avg.		53%, 22%	74%, 38%
Total Gross Development Well Cost (MM$)		$9 - 11	$11 - 13
LOE ($/Well/Month)		$3,800	$9,800
Operated Drilling Program (Wells TD'd)	2012	13	6
	2013e	29	7
EUR Split	Oil	6%	46%
	NGL	44%	29%
	Gas	50%	26%
Economics	ROR	>50%	>50%
	Development EUR (MBOE)	2,000 - 2,400	900 - 1,100



Development Type Curves
BOEPD
1600
1400
1200
1000
800
600
400
200
0
0
200
400
600
Days Online
SCOOP Wet Gas (6,150')
SCOOP Oil (>9,000')

ECONOMIC ASSUMPTIONS

LOE/Well/Month	(Above)
Tax (% of revenue)	1% for 48 months, 7% thereafter
Fuel Gas	6%
Realized Prices*:	
Oil (% WTI)	95%
Gas (% HH)	80%
NGLs (% WTI)	35%

Assumes $90/Bbl and $3.50/MMbtu
* Includes Gathering and Transportation

NEWFIELD

YTD SCOOP Wells vs. Type Curves


SCOOP Wet Gas (10 wells)
BOEPD
2000
1600
1200
800
400
0
0
200
400
600
Days Online


SCOOP Oil (7 Wells)
BOEPD
2000
1600
1200
800
400
0
0
200
400
600
Days Online

Wet Gas Type Curve (6,150')
Wet Gas Actuals (6,326')

Oil Type Curve (>9,000')
Oil Actuals (8,300')

NEWFIELD

Uinta Basin


UTAH
Central Basin
Greater Monument Butte

NET AVG. PRODUCTION (BOEPD)					
2Q13 Oil	2Q13 NGLs	2Q13 Gas	3Q13 Oil	3Q13 NGLs	3Q13 Gas
16,330	670	5,500	17,700	800	4,600

YTD HIGHLIGHTS

	Formation	WI%	GPI	IP-24hr BOEPD*	30-Day Avg. BOEPD*	60-Day Avg. BOEPD*
Velma	*U. Butte*	*92%*	*3,783*	*1,337*	*854*	*701*
Poker Jack	*U. Butte*	*100%*	*3,955*	*1,213*	*796*	*654*
Lejeune	*U. Butte*	*95%*	*3,951*	*1,366*	*751*	*637*
12 XL Well Avg.	**U. Butte**	**90%**	**3,920**	**1,040**	**632**	**505**
2 SXL Well Avg.	**U. Butte**	**100%**	**9,409**	**1,685**	**1,019**	**—**
Patterson	*Wasatch HZT*	*87%*	*3,208*	*1,495*	*—*	*—*
3 XL Well Avg.	**Wasatch HZT**	**86%**	**3,570**	**1,061**	**471****	**402****
6 Well Avg.	**Wasatch Vert.**	**86%**	**—**	**971**	**415*****	**292*****

* Gross production
** 2 wells
*** 4 wells

YTD HIGHLIGHTS:

- Proven, efficient drilling operation at Greater Monument Butte Unit; waterflood enhanced through increased injection rates (85,000 barrels of water/day).
- Drilled and completed Uteland Butte SXL wells (9,400' laterals)
  - *3rd Uteland Butte SXL well in initial flowback*
- Completed 2 "Stacked Lateral" Wasatch XL wells
- Recent Patterson Wasatch XL sets record IP
  - *>2,200 BOEPD gross IP rate (3,200' lateral)*
- First Wasatch SXL well to spud in late November
- 2013e production: 8.4 MMBOE, up 8% over 2012

NEWFIELD

Managing Oil Storage Levels in the Uinta Basin



Total Gross Storage Level, Bbls
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Unscheduled refinery downtime
Scheduled refinery turnaround
Moved >250,000 barrels via rail
Unscheduled refinery downtime
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
TOTAL CLOSING STORAGE w/o RAIL
MAXIMUM STORAGE LEVEL
OPTIMAL STORAGE LEVEL
TOTAL CLOSING STORAGE w/ RAIL

- 2Q13 rail option allowed us to manage the impact of scheduled refinery turnaround
- Additional scheduled refinery turnarounds now planned for 2015
- Timing of additional refinery expansion uncertain

NEWFIELD

Potential Central Basin Inventory Expansion



Uteland Butte
UB HZ TARGET
Wasatch
WSTC 10 HZ TARGET
WSTC 15 HZ TARGET
WSTC 28 HZ TARGET
WSTC 30+ HZ TARGET
Red Beds
1,400' - Oil Saturated Sandstones, Dolomites, & Limestones
2 Miles
1 Mile
150'
250'
425'
325'
250'
Uteland Butte
WSTC 10 HZ
WSTC 15 HZ
WSTC 28 HZ
WSTC 35+ HZ

NEWFIELD

Central Basin drilling inventory is extensive and expanding

Williston Basin


SASKATCHEWAN
MONTANA
NORTH DAKOTA
WILLIAMS
RICHLAND
Westberg
Aquarium
Watford
Elm Coulee
MCKENZIE
Lost Bear
DUNN

YTD WELLS

	Formation	WI%	GPI	IP-24hr BOEPD*	30-Day Avg. BOEPD*	60-Day Avg. BOEPD*
24 SXL Well Avg.	Bakken	61%	9,904	2,267	848	711
4 XL Well Avg.	Bakken	59%	4,023	2,173	677	463
6 SXL Well Avg.	Three Forks	51%	9,341	1,934	674	614

* Gross Production

NET AVG. PRODUCTION (BOEPD)					
2Q13 Oil	2Q13 NGLs	2Q13 Gas	3Q13 Oil	3Q13 NGLs	3Q13 Gas
9,100	1,000	1,700	9,900	1,200	2,300

YTD HIGHLIGHTS:

- Gross completed well costs YTD in the Williston are $8.7 MM, including $0.8 MM in facilities and artificial lift
- "Best-in-class" Johnsrud 2-H (10,000' lateral) was drilled to TD in 18 days
- 4 operated rigs running. Program dominated by multi-well pads and SXL wells
- 3Q13 production exceeds guidance by 1,600 BOEPD due to better well performance
  - *Total 2013e production now 4.4 MMBOE*
  - *Raised 2013e Y-o-Y production growth to 40% compared to original estimate of 15%*
- In 3Q13, we successfully tested the 2nd bench of the Three Forks
  - *Gross initial production 1,729 BOEPD*
  - *30-day gross average of 620 BOEPD*
  - *Continued assessment planned*
  - *Potential to expand development inventory*

NEWFIELD

Eagle Ford


West Asherton
TEXAS
Fashing
ZAVALA
FRIO
ATASCOSA
DIMMIT
LA SALLE
MCMULLEN

NET AVG. PRODUCTION (BOEPD)					
2Q13 Oil	2Q13 NGLs	2Q13 Gas	3Q13 Oil	3Q13 NGLs	3Q13 Gas
4,100	1,600	1,800	4,600	1,600	2,000

YTD HIGHLIGHTS:

We are actively developing West Asherton, located in Dimmit County, Texas.

- 26 wells drilled YTD in West Asherton
- SXLs from common pads lower costs, improve returns
  - *Average YTD well costs: $7.3 million (7,500' laterals)*
- 2013e net production: 3.0 MMBOE, up ~70% Y-o-Y

YTD HIGHLIGHTS

	Formation	WI%	GPI	IP-24hr BOEPD*	30-Day Avg. BOEPD*	60-Day Avg. BOEPD*
23 SXL Well Avg.	Eagle Ford	100%	8,735	632	549**	652***
3 XL Well Avg.	Eagle Ford	100%	4,949	404	310	–

* Gross Production

** 19 wells

*** 6 wells

NEWFIELD

2013 – 15e Production Guidance

	2012*	2013e	2014e**	2015e**
Domestic Production:				
Oil (MMBO)	11.1	14.0	16.8 - 19.0	20.6 - 25.3
NGLs (MMBbls)	2.3	5.2	7.2 - 8.0	6.9 - 8.5
Natural Gas (BCF)	140	125	114 - 132	112 - 136
Domestic Total (MMBOE)	36.8	40.0	43.0 – 49.0	46.0 – 57.0
YoY Domestic Liquids Growth	27%	43%	38%	20%
YoY Domestic Gas Growth	(7%)	(11%)	1%	--%
YoY Domestic Total Growth	3%	9%	18%	12%
International Production:				
Oil (MMBO)	9.9	8.0		
Natural Gas (BCF)	1.2	0.0		
International Total (MMBOE):	10.1	8.0		
Total Production (MMBOE):	46.9	48.0		

* Excludes production from assets sold

** We intend to issue our 2014-16 guidance before year-end, following Board of Directors' approval

NEWFIELD

Denotes update

4Q13e Cost & Expense Guidance

**Our cost and expense guidance is shown on a unit of production basis. Note that the information is presented SEPARATELY for our domestic and international businesses. Our international operations are considered as "discontinued operations" and their financial results will be shown separately on the income statement.*

	4Q Domestic	4Q Int'l*
Operating Expenses:		
Recurring LOE (per BOE):	$5.40	$16.90
Major Expense (per BOE):	$2.20	$5.30
Transportation (per BOE):	$3.60	---
Total LOE (per BOE)	$11.20	$22.20
Production & Other Taxes (per BOE):	$2.70	$26.20
DD&A Expense (per BOE):	$17.90	$32.00
General & Administration (G&A), net (per BOE):	$5.75**	$2.10
Capitalized Internal Costs (per BOE):	($2.90)	($6.25)
Interest Expense (per BOE):	$4.95	---
Capitalized Interest (per BOE):	($1.15)	---
Effective Tax Rate:	36%	75%

Assumptions for 4Q13: WTI $102.57/Bbl and HH $3.64/MMbtu

NEWFIELD

** The increase in fourth quarter estimated G&A expense is primarily related to a compensation program for substantially all domestic, non-executive employees. See Note 11 in Newfield's Form 10-Q, Stock-Based Compensation: *"Stockholder Value Appreciation Program"*.

Oil Hedging Details as of 10/31/13

	Volume/day	Weighted-Average Price			
Period	Bbls	Swaps	Swaps w/ Short Puts[2]	Collars	Collars w/ Short Puts[1]
4Q 2013	2,300	$91.10	—	—	—
	10,000	—	$75/97.49	—	—
	27,700	—	—	—	$80/95-$115.59
1Q 2014	15,000	$89.60	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
2Q 2014	19,000	$90.07	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
3Q 2014	21,000	$89.86	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
4Q 2014	23,000	$89.95	—	—	—
	16,000	—	$75/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
1Q 2015	19,000	$90.37	—	—	—
	7,000	—	$66.43/90.05	—	—
2Q 2015	19,000	$90.37	—	—	—
	7,000	—	$66.43/90.05	—	—
3Q 2015	17,000	$90.41	—	—	—
	10,000	—	$66.60/90.04	—	—
4Q 2015	17,000	$90.41	—	—	—
	10,000	—	$66.60/90.04	—	—

[1] Below $80.00 per Bbl in Q4 2013 and below $75.83 per Bbl in 2014, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.

[2] Below $75.00 per Bbl in Q4 2013 and in 2014, these contracts effectively result in realized prices that are on average $22.49 and $20.16 per Bbl higher, respectively, than the cash price that otherwise would have been realized. Below $66.43 per Bbl for 1H 2015 and $66.60 per Bbl for 2H 2015, these contracts effectively result in realized prices that are on average $23.62 and $23.44 per Bbl higher, respectively, than the cash price that otherwise would have been realized.

Note: We have entered into swaption contracts that would potentially hedge 1,460 MBbls of Cal15 production at a weighted-average swap price of $90.00 if exercised on their expiration date of November 29, 2013. Any future potential settlement value will be excluded herein unless and until the swaptions are exercised.

NEWFIELD

Oil Hedging Details as of 10/31/13

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX oil prices.

	Oil Prices				
Period	**$70**	**$80**	**$90**	**$100**	**$110**
4Q 2013	$63	$57	$20	($4)	($19)
1Q 2014	$64	$41	$7	($21)	($53)
2Q 2014	$72	$46	$8	($24)	($61)
3Q 2014	$76	$47	$8	($27)	($65)
4Q 2014	$80	$49	$8	($28)	($69)
1Q 2015	$48	$24	$1	($23)	($46)
2Q 2015	$48	$24	$ -	($23)	($47)
3Q 2015	$50	$25	$1	($24)	($49)
4Q 2015	$50	$26	$1	($24)	($49)

NEWFIELD

Gas Hedging Details as of 10/31/13

Period	Volume/day	Weighted-Average Price			
	MMBtus	Swaps	Swaps w/ Short Puts	Collars	Collars w/ Short Puts
4Q 2013	223,600 75,000[2]	$4.34[1] —	— —	— —	— $3.00/3.75 - $4.75
1Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
2Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
3Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
4Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
1Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
2Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
3Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
4Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —

[1] This weighted-average fixed price represents the resultant hedge position, which is a combination of the put spread in our 3-way collar contracts and our fixed price swap contracts.
[2] These weighted-average collar prices for the respective period represent contracts for November and December 2013 only.

NEWFIELD

Gas Hedging Details as of 10/31/13

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX gas prices.

	Gas Prices			
Period	**$2**	**$3**	**$4**	**$5**
4Q 2013	$52	$31	$5	($23)
1Q 2014	$52	$25	$ -	($24)
2Q 2014	$53	$25	$ -	($24)
3Q 2014	$53	$26	($1)	($25)
4Q 2014	$53	$26	($1)	($24)
1Q 2015	$46	$24	$3	($11)
2Q 2015	$46	$25	$3	($11)
3Q 2015	$47	$25	$4	($12)
4Q 2015	$47	$25	$4	($12)

NEWFIELD

Forward Looking Statements and Related Matters

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "will", "believe", "intend", "plan", "expect" or other similar expressions are intended to identify forward-looking statements. Other than historical facts included in this presentation, all information and statements, such as information regarding planned capital expenditures, estimated reserves, estimated production targets, drilling and development plans, the timing of production, planned capital expenditures, and other plans and objectives for future operations, are forward-looking statements. Although as of the date of this presentation Newfield believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including drilling results, commodity prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services, the availability of refining capacity for the crude oil Newfield produces in the Uinta Basin in Utah, the availability of capital resources, labor conditions, severe weather conditions, governmental regulations and other operating risks. Please see Newfield's 2012 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (SEC) for a discussion of other factors that may cause actual results to vary. Unpredictable or unknown factors not discussed herein or in Newfield's SEC filings could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undo reliance on forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Newfield undertakes no obligation to publicly update or revise any forward-looking statements.

Cautionary Note to Investors – Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms. Newfield may use terms in this presentation, such as "resources", "net resources", "net discovered resources", "net risked resources", "net lower-risked captured resources", "net risked captured resources", "gross resources", "gross resource potential", "gross unrisked resource potential", "gross unrisked resources", and similar terms that the SEC's guidelines strictly prohibit in SEC filings. Investors are urged to consider closely the oil and gas disclosures in Newfield's 2012 Annual Report on Form 10-K, available at www.newfield.com, www.sec.gov or by writing Newfield at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380 Attn: Investor Relations.